UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):            February 7, 2007

MUELLER GROUP, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117473	37-1387813
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1200 Abernathy Road

Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 205-4200

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2007, Mueller Group, LLC (the “Company”), appointed Gregory E. Hyland to serve as Chief Executive Officer of the Company, in addition to his position as Chairman of the Board of Managers of the Company.  Dale B. Smith will continue to serve as President of the Company, and, as of February 7, 2007, Mr. Smith will also serve as the Company’s Chief Operating Officer, a newly created position.

The terms and conditions of the service of Mr. Hyland and Mr. Smith for the Company are governed by the employment agreements between each of them and Mueller Water Products, and are described in the proxy statement on Schedule 14A of Mueller Water Products filed with the Securities and Exchange Commission on January 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2007	MUELLER GROUP, LLC

	By:	/s/ Robert Barker
Robert Barker
Executive Vice President and Secretary